UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21343

Western Asset Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 60.3%
Angola - 0.2%
Republic of Angola, Senior Notes	7.000%	8/16/19	940,000		$1,017,127	(a)

Argentina - 2.0%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	12,545,000		11,729,575

Brazil - 3.7%
Federative Republic of Brazil, Notes	10.000%	1/1/17	51,469,000	BRL	20,177,530
Federative Republic of Brazil, Senior Bonds	7.125%	1/20/37	1,578,250		1,945,193	(b)

Total Brazil					22,122,723

Chile - 1.7%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	530,000		555,858	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,800,000		1,853,525	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	3,000,000		3,083,676	(b)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	2,030,000		1,953,081	(a)(b)
Republic of Chile, Senior Notes	3.875%	8/5/20	2,636,000		2,825,792	(b)

Total Chile					10,271,932

Colombia - 4.4%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	650,000		689,000
Republic of Colombia, Senior Bonds	4.000%	2/26/24	4,920,000		4,988,880	(b)
Republic of Colombia, Senior Bonds	7.375%	9/18/37	7,751,000		10,405,717	(b)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	970,000		1,141,205	(b)
Republic of Colombia, Senior Notes	7.375%	3/18/19	7,545,000		9,035,138	(b)

Total Colombia					26,259,940

Costa Rica - 0.4%
Republic of Costa Rica, Notes	7.000%	4/4/44	2,580,000		2,599,350	(c)

Croatia - 1.5%
Republic of Croatia, Notes	5.500%	4/4/23	3,900,000		4,036,500	(c)
Republic of Croatia, Senior Notes	6.625%	7/14/20	1,860,000		2,055,300	(c)
Republic of Croatia, Senior Notes	5.500%	4/4/23	2,980,000		3,084,300	(a)

Total Croatia					9,176,100

Ecuador - 0.6%
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	3,136,000		3,277,120	(c)

El Salvador - 0.2%
Republic of El Salvador, Notes	6.375%	1/18/27	1,270,000		1,276,350	(c)

Gabon - 0.4%
Gabonese Republic, Bonds	6.375%	12/12/24	1,990,000		2,126,813	(c)

Ghana - 0.2%
Republic of Ghana, Bonds	8.125%	1/18/26	980,000		984,900	(c)

Hungary - 2.1%
Republic of Hungary, Senior Notes	4.000%	3/25/19	4,920,000		5,030,700
Republic of Hungary, Senior Notes	5.750%	11/22/23	6,628,000		7,216,235

Total Hungary					12,246,935

Indonesia - 6.2%
Republic of Indonesia, Notes	3.750%	4/25/22	15,590,000		15,122,300	(a)(b)
Republic of Indonesia, Notes	5.250%	1/17/42	10,550,000		10,273,062	(c)
Republic of Indonesia, Notes	5.250%	1/17/42	1,100,000		1,071,125	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	675,000		763,594	(a)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Indonesia - 6.2% (continued)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,650,000		$1,876,875	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,527,000		1,595,715	(c)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	213,000		222,585	(a)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	2,440,000		2,281,400	(c)(d)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	3,701,000		4,089,605	(c)(d)

Total Indonesia					37,296,261

Ivory Coast - 0.6%
Republic of Cote D’Ivoire, Bonds	5.375%	7/23/24	3,960,000		3,796,650	(c)

Kenya - 0.3%
Republic of Kenya, Senior Notes	5.875%	6/24/19	1,700,000		1,753,125	(c)

Lithuania - 1.1%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	5,820,000		6,743,925	(b)(c)

Mexico - 5.1%
United Mexican States, Bonds	8.000%	6/11/20	93,217,000	MXN	7,833,247
United Mexican States, Bonds	6.500%	6/9/22	27,230,200	MXN	2,104,056
United Mexican States, Bonds	10.000%	12/5/24	29,520,000	MXN	2,843,560
United Mexican States, Bonds	8.500%	11/18/38	53,392,800	MXN	4,716,047
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,838,000		2,178,030	(b)
United Mexican States, Senior Notes	5.125%	1/15/20	80,000		89,000	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	4,710,000		4,799,490	(b)
United Mexican States, Senior Notes	4.000%	10/2/23	5,046,000		5,221,348	(b)(d)
United Mexican States, Senior Notes	4.750%	3/8/44	442,000		440,895	(b)

Total Mexico					30,225,673

Nigeria - 0.2%
Republic of Nigeria, Senior Notes	5.125%	7/12/18	600,000		621,378	(a)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	600,000		645,750	(c)

Total Nigeria					1,267,128

Pakistan - 0.5%
Republic of Pakistan, Bonds	7.250%	4/15/19	2,640,000		2,676,300	(c)
Republic of Pakistan, Senior Bonds	6.875%	6/1/17	300,000		308,250	(a)

Total Pakistan					2,984,550

Panama - 0.2%
Republic of Panama, Senior Bonds	9.375%	4/1/29	900,000		1,338,750

Paraguay - 0.4%
Republic of Paraguay, Senior Bonds	4.625%	1/25/23	440,000		450,340	(a)
Republic of Paraguay, Senior Notes	6.100%	8/11/44	1,920,000		2,035,200	(c)

Total Paraguay					2,485,540

Peru - 4.5%
Republic of Peru, Bonds	6.550%	3/14/37	2,388,000		3,020,820	(b)
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	6,000,000		7,845,000	(b)
Republic of Peru, Senior Bonds	8.750%	11/21/33	10,325,000		15,745,625	(b)

Total Peru					26,611,445

Poland - 2.5%
Republic of Poland, Senior Notes	5.125%	4/21/21	5,750,000		6,416,713	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	7,752,000		8,536,890	(b)

Total Poland					14,953,603

Romania - 0.1%
Republic of Romania, Senior Notes	4.875%	1/22/24	800,000		852,000	(c)

Russia - 4.9%
Russian Foreign Bond - Eurobond, Senior Bonds	11.000%	7/24/18	105,000		131,271	(a)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Russia - 4.9% (continued)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	21,061,010		$23,645,828	(a)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	5,600,000		5,614,000	(c)

Total Russia					29,391,099

Sri Lanka - 1.0%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	4,250,000		4,494,375	(c)
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	1,340,000		1,366,800	(c)

Total Sri Lanka					5,861,175

Turkey - 8.1%
Republic of Turkey, Notes	6.750%	5/30/40	2,360,000		2,685,090	(b)
Republic of Turkey, Notes	4.875%	4/16/43	2,490,000		2,258,430	(b)
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,610,000		1,718,675
Republic of Turkey, Senior Bonds	5.750%	3/22/24	1,250,000		1,333,375
Republic of Turkey, Senior Bonds	11.875%	1/15/30	6,800,000		11,475,000	(b)
Republic of Turkey, Senior Notes	7.500%	7/14/17	1,240,000		1,393,450
Republic of Turkey, Senior Notes	7.500%	11/7/19	2,500,000		2,878,750	(b)
Republic of Turkey, Senior Notes	6.875%	3/17/36	21,387,000		24,596,119	(b)

Total Turkey					48,338,889

Ukraine - 0.9%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	3,139,000		2,688,396	(a)
Republic of Ukraine, Senior Notes	7.750%	9/23/20	1,296,000		1,116,439	(a)
Republic of Ukraine, Senior Notes	7.800%	11/28/22	1,828,000		1,577,016	(a)

Total Ukraine					5,381,851

Venezuela - 6.1%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	1,959,000		1,938,431	(b)
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	21,300,000		18,211,500	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	680,000		470,900	(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	8,661,000		5,759,565	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.000%	12/1/18	7,220,000		5,144,250	(a)(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	5,695,000		3,972,262	(a)(b)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	1,674,000		1,037,880	(b)

Total Venezuela					36,534,788

Vietnam - 0.2%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	870,000		988,538	(a)

TOTAL SOVEREIGN BONDS (Cost - $349,998,012)					359,893,855

CONVERTIBLE BONDS & NOTES - 0.2%
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $1,214,921)	8.000%	1/31/20	8,661,200	MXN	1,257,536	(b)(c)

CORPORATE BONDS & NOTES - 54.6%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.1%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	570,000		567,150	(c)

Media - 0.4%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	750,000		910,193	(b)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - 0.4% (continued)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	1,190,000	$1,297,100	(c)

Total Media				2,207,293

TOTAL CONSUMER DISCRETIONARY				2,774,443

CONSUMER STAPLES - 2.6%
Food Products - 2.3%
Alicorp SAA, Senior Notes	3.875%	3/20/23	1,200,000	1,167,000	(b)(c)
BRF SA, Senior Notes	4.750%	5/22/24	1,382,000	1,364,725	(b)(c)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	1,490,000	1,523,525	(c)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	1,670,000	1,720,100	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	1,640,000	1,599,820	(c)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	1,210,000	1,288,650	(c)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	2,000,000	1,283,140	(a)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	4,400,000	3,795,000	(c)

Total Food Products				13,741,960

Personal Products - 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,570,000	1,709,730	(b)(c)

TOTAL CONSUMER STAPLES				15,451,690

ENERGY - 24.2%
Energy Equipment & Services - 1.3%
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	2,980,000	3,166,250	(a)
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	2,510,000	2,666,875	(c)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	1,700,000	1,538,500	(c)

Total Energy Equipment & Services				7,371,625

Oil, Gas & Consumable Fuels - 22.9%
Afren PLC, Senior Secured Notes	6.625%	12/9/20	2,920,000	2,795,900	(c)
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	1,300,000	1,351,263	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,661,425	2,927,567	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,470,000	1,752,534	(b)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	450,000	457,875
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	3,410,000	3,086,050	(c)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	1,620,000	1,737,450	(b)(c)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	957,000	956,049	(c)
KazMunayGas National Co., Notes	7.000%	5/5/20	2,500,000	2,792,500	(a)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	5,000,000	5,868,750	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,145,000	2,202,143	(a)
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	1,500,000	1,502,550	(b)(c)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	7,414,000	7,543,745	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	2,980,000	3,032,150	(b)(c)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	3,090,000	3,375,825	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	3,150,000	3,024,945	(b)(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	706,000	744,830	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	378,000	398,790	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,609,000	14,695,789
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	8,680,000	8,816,319
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	210,000	213,322	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	5,535,000	5,772,119
Petroleos de Venezuela SA, Bonds	6.000%	5/16/24	2,140,000	1,107,450	(a)
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	8,590,000	6,786,100	(a)(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	670,000	817,065
Petroleos Mexicanos, Notes	6.375%	1/23/45	439,000	497,519	(c)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,210,000	10,181,655	(b)
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	910,000	969,150
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	4,770,000	4,890,204	(b)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,670,000	3,377,550	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	9,290,000	10,409,668	(c)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 22.9% (continued)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	756,000	$847,116	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	3,430,000	3,571,488	(c)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	1,310,000	1,314,585	(c)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,650,000	1,571,625	(c)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	2,910,000	2,998,028	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	3,216,000	3,847,140	(a)(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	3,360,000	3,519,832	(b)(c)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	2,430,000	2,539,350	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	2,710,000	2,581,275	(b)(c)

Total Oil, Gas & Consumable Fuels				136,875,265

TOTAL ENERGY				144,246,890

FINANCIALS - 0.3%
Banks - 0.1%
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	500,000	503,700	(c)(e)

Real Estate Management & Development - 0.2%
Agile Property Holdings Ltd., Senior Notes	8.875%	4/28/17	1,400,000	1,442,000	(a)(b)
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	206,000	223,263	(a)

Total Real Estate Management & Development				1,665,263

TOTAL FINANCIALS				2,168,963

INDUSTRIALS - 3.4%
Building Products - 0.5%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	1,400,000	1,424,500	(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	1,230,000	1,297,650	(c)

Total Building Products				2,722,150

Construction & Engineering - 2.1%
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	4,730,000	4,923,186	(b)(c)
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	1,480,000	1,424,500	(c)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	1,540,000	1,514,913	(c)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	2,940,000	2,770,950	(c)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	1,411,000	1,379,253	(c)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	683,270	704,741	(c)

Total Construction & Engineering				12,717,543

Industrial Conglomerates - 0.6%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	440,000	470,360	(c)
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	500,000	556,875	(c)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	2,645,000	2,805,104	(b)(c)

Total Industrial Conglomerates				3,832,339

Transportation Infrastructure - 0.2%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	1,100,000	1,163,514	(c)

TOTAL INDUSTRIALS				20,435,546

MATERIALS - 15.3%
Chemicals - 2.5%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	2,917,000	2,917,000	(b)(c)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	197,000	217,193	(a)
Grupo Idesa SA de CV, Senior Notes	7.875%	12/18/20	5,650,000	6,045,500	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	971,000	992,847	(c)
Mexichem SAB de CV, Senior Notes	5.875%	9/17/44	2,480,000	2,436,600	(c)
OCP SA, Senior Notes	5.625%	4/25/24	2,500,000	2,606,750	(c)

Total Chemicals				15,215,890

Construction Materials - 2.6%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	1,350,000	1,296,000	(b)(c)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	400,000	384,000	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	4,990,000	5,651,175	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Construction Materials - 2.6% (continued)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	4,130,000	$4,677,225	(b)(c)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	2,610,000	2,701,350	(c)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	1,150,000	1,115,500	(c)

Total Construction Materials				15,825,250

Containers & Packaging - 0.1%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	300,000	315,000	(c)

Metals & Mining - 8.9%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,262,000	1,393,690
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,550,000	1,591,850	(b)(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,506,000	1,546,662	(a)(b)
Evraz Group SA, Notes	9.500%	4/24/18	1,250,000	1,309,375	(c)
Evraz Group SA, Notes	6.750%	4/27/18	615,000	592,762	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,870,000	1,958,825	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	2,580,000	2,383,456	(c)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	3,710,000	3,464,027	(b)(c)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	1,700,000	1,652,485	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	1,240,000	1,364,094	(b)
Southern Copper Corp., Senior Notes	7.500%	7/27/35	110,000	132,250
Southern Copper Corp., Senior Notes	6.750%	4/16/40	4,750,000	5,327,980	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,080,000	1,025,849
Tupy Overseas SA, Senior Bonds	6.625%	7/17/24	820,000	838,450	(c)
Vale Overseas Ltd., Notes	8.250%	1/17/34	8,610,000	10,867,972	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,063,000	5,733,847	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,410,000	2,527,728	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	800,000	839,080	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	550,000	632,500	(a)(b)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	4,600,000	4,669,000	(b)(c)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	3,280,000	3,329,200	(a)

Total Metals & Mining				53,181,082

Paper & Forest Products - 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	525,000	617,285
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	955,000	969,038	(b)
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	500,000	494,375
Inversiones CMPC SA, Notes	4.750%	1/19/18	1,540,000	1,626,149	(b)(c)
Inversiones CMPC SA, Notes	4.375%	5/15/23	1,060,000	1,032,706	(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	1,200,000	1,189,648	(b)(c)
Klabin Finance SA, Senior Notes	5.250%	7/16/24	970,000	944,537	(c)

Total Paper & Forest Products				6,873,738

TOTAL MATERIALS				91,410,960

TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 3.4%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	7,596,000	7,596,000	(b)(c)
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	510,000	510,000	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	1,440,000	1,541,650	(c)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	1,450,000	1,489,742	(b)(c)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	1,380,000	1,478,394	(b)(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,850,000	1,815,405	(b)(c)
Turk Telekomunikasyon AS, Senior Bonds	3.750%	6/19/19	1,870,000	1,829,112	(b)(c)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	1,330,000	1,281,069	(b)(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,450,000	1,529,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Telecommunication Services - 3.4% (continued)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	974,000	$1,027,570	(a)

Total Diversified Telecommunication Services				20,098,692

Wireless Telecommunication Services - 1.9%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,882,000	2,001,977	(c)
VimpelCom Holdings BV, Senior Notes	6.255%	3/1/17	1,720,000	1,752,250	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	640,000	655,200	(c)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	7,600,000	7,011,000	(a)

Total Wireless Telecommunication Services				11,420,427

TOTAL TELECOMMUNICATION SERVICES				31,519,119

UTILITIES - 3.0%
Electric Utilities - 1.2%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	580,000	632,200	(c)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	870,000	884,138	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	1,200,000	1,264,200	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	2,960,000	3,441,000	(a)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	1,150,000	1,101,985	(b)(c)

Total Electric Utilities				7,323,523

Gas Utilities - 1.1%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	1,300,000	1,394,900	(b)(c)
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	1,680,000	1,675,800	(b)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	530,000	504,825	(a)
Transportadora de Gas del Sur SA, Senior Notes	9.625%	5/14/20	1,012,500	1,007,438	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,900,000	2,009,250	(c)

Total Gas Utilities				6,592,213

Independent Power and Renewable Electricity Producers - 0.4%
AES Gener SA, Notes	5.250%	8/15/21	1,510,000	1,598,730	(b)(c)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	760,000	763,659

Total Independent Power and Renewable Electricity Producers				2,362,389

Multi-Utilities - 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,320,000	1,574,364	(b)(c)

TOTAL UTILITIES				17,852,489

TOTAL CORPORATE BONDS & NOTES (Cost - $321,121,637)				325,860,100

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $364,095)		4/15/20	11,745	264,262

TOTAL INVESTMENTS - 115.1% (Cost - $672,698,665#)				687,275,753
Liabilities in Excess of Other Assets - (15.1)%				(90,339,194)

TOTAL NET ASSETS - 100.0%				$596,936,559

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

Abbreviations used in this schedule:

BRL	— Brazilian Real
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

Summary of Investments by Country **

Mexico	16.2%
Brazil	13.4
Russia	8.5
Turkey	7.7
Colombia	7.6
Indonesia	7.2
Venezuela	6.5
Peru	5.0
Chile	3.2
India	2.5
Poland	2.2
Argentina	2.1
Hungary	1.8
Malaysia	1.6
Croatia	1.3
Kazakhstan	1.3
United States	1.1
China	1.0
Lithuania	1.0
Sri Lanka	0.9
Ukraine	0.8
Qatar	0.8
Ivory Coast	0.5
Trinidad and Tobago	0.5
Ecuador	0.5
Singapore	0.4
Pakistan	0.4
United Arab Emirates	0.4
United Kingdom	0.4
South Africa	0.4
Morocco	0.4
Costa Rica	0.4
Paraguay	0.4
Gabon	0.3
Kenya	0.3
Panama	0.2
El Salvador	0.2
Nigeria	0.2
Angola	0.1
Vietnam	0.1
Ghana	0.1
Romania	0.1

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. High current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$359,893,855	—	$359,893,855
Convertible bonds & notes	—	1,257,536	—	1,257,536
Corporate bonds & notes	—	325,860,100	—	325,860,100
Warrants	—	264,262	—	264,262

Total investments	—	$687,275,753	—	$687,275,753

Other financial instruments:
Forward foreign currency contracts	—	$547,003	—	$547,003

Total	—	$687,822,756	—	$687,822,756

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(j) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

Notes to Schedule of Investments (unaudited) (continued)

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$43,677,490
Gross unrealized depreciation	(29,100,402)

Net unrealized appreciation	$14,577,088

Transactions in reverse repurchase agreements for the Fund during the period ended September 30, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$6,925,296	0.47%	$11,978,364

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from (0.10)% to 0.55% during the period ended September 30, 2014. Interest expense incurred on reverse repurchase agreements totaled $20,751. Interest income earned on reverse repurchase agreements totaled $120.

At September 30, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
JPMorgan Chase & Co.	0.55%	7/28/2014	TBD	*	$1,968,226
JPMorgan Chase & Co.	0.45%	7/28/2014	TBD	*	3,186,225
JPMorgan Chase & Co.	0.45%	3/5/2014	TBD	*	1,957,453

					$7,111,904

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On September 30, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $8,257,780.

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation
Contracts to Sell:
Brazilian Real	Citibank N.A.	15,860,120	$6,456,804	10/15/14	$547,003

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

Notes to Schedule of Investments (unaudited) (continued)

Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation
Foreign Exchange Risk	$547,003

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy) †	$7,907,310
Forward foreign currency contracts (to sell)	23,626,861

†	At September 30, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014